Exhibit 99.2

MVP NETWORK ONLINE GAMES, INC.
UNAUDITED BALANCE SHEET
SEPTEMBER 30, 2008

ASSETS

Current Assets
Cash	$116,176
Prepaid Expenses	55,064
171,240

Fixed Assets
Property & Equipment-Net	1,151,055
Game Production-Net	3,109,661
Total Fixed Assets	4,260,716

Other Assets
Deposits	2,384
Trademark and Copyright	1,696
Accounts Receivable-Related Party	545,074
Total Other Assets	549,154

Total Assets	$4,981,111

LIABILITIES AND STOCKHOLDERS EQUITY (DEFICIT)

Current Liabilities
Accounts Payable	$21,148
Notes Payable - Lines of Credit	2,770,250
Intercompany Advance-Affiliate	1,896,258
Deferred Revenue	69,901
Mortgage Payable and Capital Lease Obligations-Current Maturities	92,820
Accrued Payables	65,147

Total Current Liabilities	4,915,523

Long-Term Liabilities - net of current maturities
Mortgage payable - land and building - and capital lease obligations	847,219

Equity
Common Stock (100,000,000 shares authorized, at no par value;
94,875,136 shares issued and outstanding	6,316,653
Retained Earnings (deficit)	(7,098,284)
Total Stockholders' Equity (Deficit)	(781,632)

Total Liabilities and Stockholders' Equity (Deficit)	$4,981,111

See Accountant's Compilation Report and Notes

MVP NETWORK ONLINE GAMES, INC.
UNAUDITED STATEMENT OF OPERATIONS
For the Three Months and Nine Months Ended September 30, 2008 and 2007

	Three Months		Nine Months
	September 30	September 30	September 30	September 30
	2008	2007	2008	2007
Revenues	$122,777	$211,239	$930,982	$633,716

Operating Expenses
Sales and Marketing	31,319	130,806	386,064	392,417
Depreciation and Amortization	215,853	141,579	576,541	424,738
Research and Development	63	10,311	63	30,932
Administrative	173,752	149,552	546,104	448,655
Total Operating Expenses	420,987	432,248	1,508,772	1,296,742

Net Income (Loss) From Operations	(298,211)	(221,009)	(577,790)	(663,026)

Other Income and Expenses
Interest Income	32	4,641	46	13,922
Interest Expense	(113,612)	(90,226)	(288,330)	(270,677)
Net Other Income (Expense)	(113,580)	(85,585)	(288,284)	(256,755)

Net Income (Loss)	$(411,791)	$(306,594)	(866,073)	(919,781)

Average Outstanding Shares (stated in 1,000s)			94,875	94,875

Earnings per Share			$(0.01)	$(0.01)

MVP NETWORK ONLINE GAMES, INC.
UNAUDITED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

			Capital in	Retained
	Common	Stock	Excess of Par	Earnings
	Shares	Amount	Value	(Deficit)

Balance December 31, 2004	81,055,000	$898,788	-	$(1,751,031)

Issuance of common stock for net cash-at $.47	8,887,326	4,173,096	-	-

Net operating loss for the year ended
December 31, 2005	-	-	-	(1,506,082)
Balance December 31, 2005	89,942,326	$5,071,884	-	$(3,257,113)

Issuance of common stock for net cash-at $.50	3,152,810	1,351,769	-	-

Net operating loss for the year ended	-	-	-	(1,748,722)
December 31, 2006

Balance December 31, 2006	93,095,136	$6,423,653	-	$(5,005,835)

Repurchase of common stock	(220,000)	(107,000)	-	-

Issuance of common stock for no net cash	2,000,000	-	-	-

Net operating loss for the year ended
December 31, 2007	-	-	-	(1,226,376)
Balance December 31, 2007	94,875,136	$6,316,653	-	$(6,232,211)

Net operating loss for the quarter ended
March 31, 2008	-	-	-	(77,883)

Net operating loss for the quarter ended
June 30, 2008	-	-	-	(376,400)

Net operating loss for the quarter ended
September 30, 2008	-	-	-	(411,791)
	94,875,136	$6,316,653	-	$(7,098,285)

MVP NETWORK ONLINE GAMES, INC.
UNAUDITED STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008

September 30, 2008
CASH FLOWS FROM OPERATING ACTIVITIES

Net Profit (Loss)	(866,073)

Adjustments to reconcile net profit to net cash provided
by operating activities:

Depreciation and amortization	576,541

Changes in:
Prepaid Expenses	(33,888)
Accounts Payable	7,695
Accrued Expenses	(22,549)
Due to Others	0
Deferred Revenue	37,806

Net Cash From (Used) in Operations	(300,468)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchases of Equipment	(66,284)
Capitalized Computer Programs	(892,330)
Purchase of Trademark	(1,696)

Net Cash From (Used) in Investment Activities	(960,310)

CASH FLOWS FROM FINANCING ACTIVITIES

Net proceeds and payments on mortgage and lease obligations	132,234
Advances on Line of Credit	577,707
Advances - affiliates	536,316
Advances-Related Party	242,635
Net proceeds from sale of stock	0
Buyback of capital stock	0

Net Cash from Financing Activities	1,488,891

Net Increase (Decrease) in Cash	228,113

Cash at Beginning of Period	(111,937)

Cash at End of Period	116,176

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

1.	Organization

MVP Network Online Games Inc. (MVP Games) is a Nevada corporation incorporated August 26, 2004, with authorized common capital stock of 100,000,000 shares with no par value, for the purpose of acquiring all stock and members’ interest in Online Exchange Inc. (Online Exchange) (an S-Corporation) a Missouri corporation, incorporated March 2, 1994, and MVP Network LLC (MVP LLC) (A limited liability company) formed during 2002 in Missouri.

During September 2006 MVP Games completed the acquisition of all outstanding stock of Online Exchange and all the members’ interests in MVP LLC from their respective owners.  All of the above entities were owned by the same individuals and therefore the merger is considered to be a continuation of the same business from the inception of Online Exchange on March 2, 1994.  The operations of the combined companies include the prior historical operations of each entity.  The financial statements show a retroactive restatement of MVP Games stockholders’ equity as if the shares were issued, starting in 1994, to reflect the equivalent number of shares of common stock and members’ interest that were issued in the subsidiaries.

The above entities were organized for the business purpose of the development, selling. marketing, and promotion of online virtual golf tournaments, and other online services and products.

2.	Summary of Significant Accounting Policies

Accounting Methods

The Company recognized income and expenses based on the accrual method of accounting.

Dividend Policy

The Company has not yet adopted a policy regarding payment of dividends.

Basic and Diluted Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actually outstanding.  Diluted net income (loss) per share amounts are computed using the weighted average number of common shares and common equivalent shares outstanding as if shares had been issued on the exercise of any common share rights unless the exercise becomes antidilutive and then only the basic per share amounts are shown in the report.

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

2.	Summary of Significant Accounting Policies – continued

Revenue Recognition

Revenue is recognized upon the receipt of monthly installment payments from the sale of software licenses, in-game play tokens, tournament tickets, game downloads,  and the sale of in-game advertising.  While the license remains in force the customer has the right to place their advertising on the game website, at their expense.

Upfront fees are recognized ratably over the length of the contract where so stated, or based on estimates using historical participation averages (i.e. four months for upfront fees of Playing4Profits, or two months for upfront fees).

Advertising and Market Development

The company expenses advertising and market development costs as incurred.

Income Taxes

The Company utilizes the liability method of accounting for income taxes.  Under the liability method, deferred tax assets and liabilities are determined based on the differences between financial reporting, and the tax  basis of the assets and liabilities and are measured using the enacted tax rates and laws that will be in effect, when the differences are expected to reverse.  An allowance against deferred tax assets is recognized, when it is more likely than not that such tax benefits will not be realized.

Online Exchange was an S-Corporation until September 30, 2006 and MVP LLC is a limited liability company in which all tax attributes passed through to its stockholder-members before the acquisition in September 2006.  Accordingly, there is no provision for income taxes in the accompanying financial statements for Online Exchange and MVP LLC from their income or loss prior to the acquisition.

Net operating loss available for carryforward has not been determined.

Financial Instruments

The carrying amounts of financial instruments are considered by management to be their estimated fair values due their short term maturities.

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008
2.	Summary of Significant Accounting Policies – continued

Financial and Concentration of Credit Risk

The Company does not have any concentration or related financial credit risks, except when cash over the insured amounts of $100,000 are maintained in banks, however they are in banks of high quality.

Estimates and Assumptions

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America.  Those estimates and assumptions affect the reported amounts of the assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.  Actual results could vary from the estimated that were assumed in preparing these financial statements.

Property and equipment

Property and equipment is stated at cost.  Depreciation is computed on the straight-line method over the estimated useful lives of the assets, which range from 39 ½ to three years.  A summary at December 31, 2007 is included below:

Land, building, and improvements	$1,069,210
Equipment	390,532
Less accumulated depreciation	(309,561)
Net	$1,150,181

Capitalized Computer Game Programs

Computer software is developed internally for lease or sale to others.  All costs of research and development are expensed as incurred.  Costs incurred after the completion of the design specifications (working model or technological feasibility), are capitalized.  Capitalized cost, after technological feasibility has been demonstrated, includes additional coding, testing, producing masters, user documentation, and training materials, and allocated indirect costs.  Capitalization of software costs are discontinued once the product is available for general release to customers.

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

2.	Summary of Significant Accounting Policies – continued

The capitalized production costs are amortized beginning when the product is first available for general release to customers, on a straight line basis over a five year period.  At the end of each year any remaining unamortized costs are evaluated and adjusted to a net realizable value, if less than the book value, based on the market conditions, including the estimated revenues to be generated by the product.

Impairment of Long-Lived Assets

The Company reviews its major assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  If an asset is considered to be impaired, the impairment will be recognized in an amount determined by the excess of the carrying amount of the asset over its fair value.

Recent Accounting Pronouncements

The Company does not expect that the adoption of other recent accounting pronouncements will have a material impact on its financial statements.

3.	Note Payable – Line of Credit

On March 31, 2003, the Company entered into a note agreement with a lending institution for a line of credit of $2,250,000 for use in the development of computer software.  This note was increased on February 14, 2008 to $2,500,000.  It was further increased to $3,000,000 on July 29, 2008.  The note is secured by inventory, equipment, accounts receivable, and by the assignment of a life insurance policy on an officer of the Company.  The terms of the note includes monthly payments of accrued interest at the rate of 14% with a maturity date of February 14, 2009 for the remaining principal balance.  The total interest rate may be increased 5 percentage points if there is a default, if allowed by law.  The principal may be paid in any amounts before the due date, at the option of the Company.

At September 30, 2008, the remaining principal balance due was $2,770,250 and is shown as a current liability in the financial statements.

4.	Capital Leases

On December 29, 2003 the Company entered into a lease agreement for computer equipment that is classified as a capital lease and included as part of the equipment costs of $246,500 which expires on December 29, 2008.  The terms of the lease includes 60 payments of $5,719 with an option to purchase at the end of the lease for $1.00.  The lease agreement includes additional security of a computer game program that is no longer in use.

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

4.	Capital Leases - continued

The future payments under the terms of the lease together with the net present value of the lease payments as of September 30, 2008 are as follows:

Year Ending
December 31, 2008	Amount
$2009 69,208
Less: Amount representing interest	(5,146)

Net Present Value	$64,062

The amount necessary to reduce the future minimum lease payments to their net present value is calculated at the average interest rate of 14.41% implicit in the leases.

5.	Mortgage Payable

During August 2006 the Company purchased an office building and incurred a mortgage payable.  The terms of the mortgage include monthly payments through 2008 of $6,049 including interest of 8.75% with a payoff in 2008.  However this mortgage is in the process of being refinanced.

The principal payments due are as follows:

2008                                $704,375

6.	Capital Stock

During 2005 the Company issued 8,887,326 private placement common shares for a net of $4,173,096 and during 2006 issued 3,152,810 private placement common shares for a net of $1,351,769.  During the year ended December 31, 2007 the company bought back 120,000 private placement shares for $107,000.

MVP NETWORK ONLINE GAMES, INC.
NOTES TO FINANCIAL STATEMENTS
September 30, 2008

7.	Significant Related Party Transaction

Officer-directors and their controlled entities have acquired 86% of the outstanding common stock of the Company, and received salaries of  $136,701 for the first three quarters of 2008; $180,000 for the year ended December 31, 2007; $421,333 for the year ended December 31, 2006; and $698,166 for the year ended December 31, 2005.

During 2006, 2007, and the first nine months of 2008  the Company received no interest, demand loans from an affiliate, MVP Network, Inc. (see note 9), of $1,896,258 which will be cleared upon consolidation (See Note 9).  The Company made no interest demand loans to a related party of $545,074.

8.	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company does not have sufficient working capital for its planned activity, and to service its debt, which raises substantial doubt about its ability to continue as a going concern.

Management anticipates that revenues during the fourth quarter of 2008 will be similar to that of the third quarter 2008, and revenues in the first and second quarters of 2009 will be similar to levels experienced in the fourth quarter of 2008, with possible modest increases.  Management also anticipates that operating expenses during the fourth quarter of 2008 will be similar to levels experienced in the third quarter of 2008. MVP Online Games has recently established some license arrangements with the Premier Basketball League, the European Professional Golf Association (EPGA) and the Ladies Professional Golf Association (LPGA) in an effort to increase revenues.  MVP Online Games anticipates that it will begin to generate limited revenues from the license arrangement with the LPGA in the fourth quarter of 2008, following the introduction of LPGA tournaments which commenced in August 2008.  MVP Online Games does not anticipate earning revenues from the license arrangements with the Premier Basketball League or the EPGA until 2010.  The license arrangements provide that persons visiting the websites of these third party organizations can download one of MVP Online Games’ computer games for a set fee, and that fee will be shared by MVP Online Games and the third party organization. Management also believes that the following factors are influential to the company’s revenues, financial position, liquidity, plan of operations and/or results of operations: reducing administrative expenses by downloading games online rather than distributing the games on CDs, and increasing sales of game licenses and game play through the future use of licenses with third party organizations that may encourage their supporters to purchase game licenses or play the games.

9.	Subsequent Events

Planned merger

During 2007 MVP Network Inc. (NW) entered into an agreement of acquisition of MVP Network Online Games, Inc. (MVP Games), a Nevada Corporation, by the issuance of 331,988,176 shares of its common capital stock, representing approximately 76% of the outstanding stock of NW after the acquisition is completed on October 31, 2008.  The entities are controlled by the same individuals and therefore the merger is considered to be a continuation of the same business from their dates of inception.

As part of the agreement the continuing operations of the business will be those of MVP Games and NW including their prior historical financial statements.  The Proforma financial statements included hereafter have been prepared as if the merger had taken place on January 1, 2008.